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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 19, 2000, included in C-bridge Internet Solutions, Inc.'s Form 10-K/A for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 31, 2000